                         SUPPLEMENT TO THE PROSPECTUSES

                      WARBURG PINCUS EMERGING MARKETS FUND
        WARBURG PINCUS INSTITUTIONAL FUND -- EMERGING MARKETS PORTFOLIO
      WARBURG PINCUS INSTITUTIONAL FUND -- INTERNATIONAL EQUITY PORTFOLIO
                    WARBURG PINCUS INTERNATIONAL EQUITY FUND
                WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
                   WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
               WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
             WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses.

New Adviser. Effective today, Credit Suisse Asset Management, LLC (CSAM) became the funds' investment adviser as a result of the closing of the previously announced acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus) by Credit Suisse Group (Credit Suisse), and the combination of Warburg Pincus with Credit Suisse's existing U.S. asset management business. Accordingly, all references in the Prospectuses to Warburg Pincus are now to CSAM.

CSAM in an indirect wholly-owned U.S. subsidiary of Credit Suisse. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years and has assets under management of approximately $58.7 billion. CSAM's principal business address is 153 East 53rd Street, New York, New York 10022.

Change of Name of Distributor. Counsellors Securities Inc., the funds' distributor, has changed its name to Credit Suisse Asset Management Securities, Inc. to reflect its ownership by Credit Suisse.

Address Change. The following address replaces the current address provided in the Prospectus for overnight or courier service: Boston Financial, Attn: Warburg Pincus Funds, 66 Brooks Drive, Braintree, MA 02184.

Portfolio Manager Changes. The following information replaces certain information in the funds' Prospectuses:

WARBURG PINCUS EMERGING MARKETS FUND
WARBURG PINCUS INSTITUTIONAL FUND -- EMERGING MARKETS PORTFOLIO

Harold E. Sharon (see biography below) now serves as Co-Portfolio Manager of these funds along with Vincent J. McBride. Richard H. King no longer serves as a Co-Portfolio Manager. Morid Kamshad, Jun Sung Kim and Federico D. Laffan continue to serve as Associate Portfolio Managers of the funds.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
WARBURG PINCUS INSTITUTIONAL FUND -- INTERNATIONAL EQUITY PORTFOLIO

P. Nicholas Edwards (see biography below), Harold W. Ehrlich, Vincent J. McBride and Harold E. Sharon (see biography below) continue to serve as

Co-Portfolio Managers of these funds. Richard H. King no longer serves as a Co-Portfolio Manager of the funds.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND

Harold E. Sharon (see biography below), formerly Portfolio Manager, and J.H. Cullum Clark, formerly Associate Portfolio Manager, now each serve as Co-Portfolio Manager of this fund.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND

P. Nicholas Edwards (see biography below) and Harold W. Ehrlich continue to serve as Co-Portfolio Managers and Vincent J. McBride, Nancy Nierman, J.H. Cullum Clark and Todd Jacobson continue to serve as Associate Portfolio Managers of these funds. Richard H. King no longer serves as a Co-Portfolio Manager of the funds.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO

Harold E. Sharon (see biography below) now serves as Co-Portfolio Manager of this portfolio along with Vincent J. McBride. Richard H. King no longer serves as a Co-Portfolio Manager. Jun Sung Kim (see biography below) and Federico D. Laffan (see biography below) now serve as Associate Portfolio Managers along with Morid Kamshad.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO

P. Nicholas Edwards (see biography below) now serves as Co-Portfolio Manager of this portfolio along with Harold W. Ehrlich, Vincent J. McBride and Harold E. Sharon. Richard H. King no longer serves as a Co-Portfolio Manager. Nancy Nierman continues to serve as Associate Portfolio Manager of the portfolio.

CERTAIN MANAGER BIOGRAPHIES

P. Nicholas Edwards joined Warburg Pincus, CSAM's predecessor, in 1995. Previously, Mr. Edwards was a director at Jardine Fleming Investment Advisors, Tokyo, from 1984 to 1995.

Harold E. Sharon joined Warburg Pincus, CSAM's predecessor, in March 1998. Previously, Mr. Sharon was an executive director and portfolio manager with CIBC Oppenheimer from 1994 to 1998 and a Senior Vice President and portfolio manager at Warburg Pincus from 1990 to 1994.

Jun Sung Kim joined Warburg Pincus, CSAM's predecessor, in 1997. Previously, Mr. Kim was an investment manager with Asset Korea Ltd., Seoul, from 1995 to 1997, an investment analyst with Baring Securities Ltd., Seoul, from 1994 to 1995 and an assistant investment manager with Koeneman Capital Management, Singapore, from 1992 to 1994.

Federico D. Laffan joined Warburg Pincus, CSAM's predecessor, in 1997. Previously, Mr. Laffan was a senior manager and partner with Green Cay Asset Management from 1996 to 1997 and a senior portfolio manager and director with Foreign & Colonial Emerging Markets, London, from 1990 to 1996.

Dated: July 6, 1999

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 27, 1999
                             As Revised July 6, 1999
                           ---------------------------

                              WARBURG PINCUS TRUST

                            EMERGING GROWTH PORTFOLIO

This Statement of Additional Information provides information about Warburg Pincus Trust (the "Trust"), relating to the Emerging Growth Portfolio (the "Portfolio") that supplements information contained in the Prospectus for the Portfolio (the "Prospectus"), dated May 27, 1999.

This Statement of Additional Information is not itself a Prospectus, no investment in shares of the Portfolio should be made solely upon the information contained herein. Copies of the Trust's Prospectus relating to the Portfolio and information regarding the Portfolio's current performance may be obtained by writing or telephoning:

                                 Warburg Pincus
                                  P.O. Box 9030
                              Boston, MA 02205-9030
                                 1-800-222-8977

                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----

    INVESTMENT OBJECTIVE AND POLICIES............................................................ 1
    Options, Futures and Currency Exchange Transactions.......................................... 1
    Securities Options........................................................................... 1
    Securities Index Options..................................................................... 4
    OTC Options.................................................................................. 4
    Futures Activities........................................................................... 5
    Currency Exchange Transactions............................................................... 7
    Hedging    .................................................................................. 8
    Asset Coverage for Forward Contracts, Options, Futures and Options on Futures................ 9
    Additional Information on Other Investment Practices........................................ 10
    Foreign Investments......................................................................... 10
    U.S. Government Securities.................................................................. 13
    Money Market Obligations.................................................................... 13
    Convertible Securities...................................................................... 14
    Structured Securities....................................................................... 15
    Debt Securities............................................................................. 18
    Below Investment Grade Securities........................................................... 19
    Securities of Other Investment Companies.................................................... 20
    Lending of Portfolio Securities............................................................. 20
    When-Issued Securities and Delayed-Delivery Transactions.................................... 20
    Reverse Repurchase Agreements and Dollar Rolls.............................................. 21
    Warrants   ................................................................................. 22
    Non-Publicly Traded and Illiquid Securities................................................. 22
    Borrowing  ................................................................................. 23
    Non-Diversified Status...................................................................... 23
    REITs      ................................................................................. 24
    Small Capitalization and Emerging Growth Companies; Unseasoned Issuers...................... 24
    Other Investment Limitations................................................................ 24
    General    ................................................................................. 26
    Portfolio Valuation......................................................................... 26
    Portfolio Transactions...................................................................... 27
    Portfolio Turnover.......................................................................... 29
    MANAGEMENT OF THE TRUST..................................................................... 29
    Officers and Board of Trustees.............................................................. 29
    Trustees' Compensation...................................................................... 34
    Portfolio Managers.......................................................................... 34
    Investment Adviser and Co-Administrators.................................................... 35
    Custodian and Transfer Agent................................................................ 36
    Distribution and Shareholder Servicing...................................................... 37
    Distributor................................................................................. 37
    Shareholder Servicing....................................................................... 37
    Organization of the Trust................................................................... 37
    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................................. 38
    ADDITIONAL INFORMATION CONCERNING TAXES..................................................... 38
    Investment in Passive Foreign Investment Companies.......................................... 40

    DETERMINATION OF PERFORMANCE................................................................ 41
    INDEPENDENT ACCOUNTANTS AND COUNSEL......................................................... 43
    MISCELLANEOUS............................................................................... 43
    FINANCIAL STATEMENTS........................................................................ 43
    APPENDIX -- DESCRIPTION OF RATINGS......................................................... A-1

                        INVESTMENT OBJECTIVE AND POLICIES

            The following information supplements the description of the Portfolio's investment objective and policies in the Prospectus. The investment objective of the Portfolio is maximum capital appreciation. There are no assurances that the Portfolio will achieve its investment objective.

            Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.

            The Portfolio is not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

Options, Futures and Currency Exchange Transactions

            Securities Options. The Portfolio may write covered call options on stock and debt securities and the Portfolio may purchase U.S. exchange-traded and over-the-counter ("OTC") put and call options.

            The Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When the Portfolio writes call options it retains the risk of an increase in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

            In the case of options written by the Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which the Portfolio may write covered call options. For example, if the Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

            Options written by the Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolio may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Portfolio's investment adviser ("CSAM"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust or the Portfolio and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Portfolio will be able to purchase on a particular security.

            Securities Index Options. The Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

            OTC Options. The Portfolio may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

            Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

            Futures Activities. The Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write
(sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

            The Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Portfolio's policies. There is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

            No consideration is paid or received by the Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolio will also incur brokerage costs in connection with entering into futures transactions.

            At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

            Options on Futures Contracts. The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

            Currency Exchange Transactions. The value in U.S. dollars of the assets of the Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

            Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Currency Options. The Portfolio may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. The Portfolio's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the currency does decline, the Portfolio will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

            Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

            In hedging transactions based on an index, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

            The Portfolio will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Portfolio of hedging transactions will be subject to CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

            To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

            Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. The Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Portfolio on securities and securities indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.

Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

            For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

            Foreign Investments. The portfolio may invest up to 10% of its total assets in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, in addition to those associated with investing in U.S. issuers.

            Depositary Receipts. The assets of the Portfolio may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.

            Foreign Currency Exchange. Since the Portfolio may invest in securities denominated in currencies other than the U.S. dollar, and since the Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S.

dollar will result in a corresponding change in the dollar value of the Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by the Portfolio with respect to its foreign investments. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

            Euro Conversion. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic Monetary Union presents unique risks and uncertainties for investors in those countries, including (i) the functioning of the payment and operational systems of banks and other financial institutions; (ii) the creation of suitable clearing and settlement payment schemes for the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (iv) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Portfolio.

            Information. The majority of the foreign securities held by the Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

            Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Portfolio to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on the Portfolio's liquidity, the Portfolio will avoid investing in countries which are known to experience settlement delays which may expose the Portfolio to unreasonable risk of loss.

            Increased Expenses. The operating expenses of the Portfolio, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs, are higher than those costs incurred by other investment companies.

            Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which the Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

            Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

            Privatizations. The Portfolio may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

            Brady Bonds. The Portfolio may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

            General. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

            U.S. Government Securities. The Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

            Money Market Obligations. The Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by CSAM to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

            Repurchase Agreements. The Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. CSAM, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

            Money Market Mutual Funds. Where CSAM believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, the Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or CSAM. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's management fees and other expenses with respect to assets so invested.

            Convertible Securities. Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Portfolio should continue to hold the securities.

            Structured Securities. The Portfolio may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

            Mortgage-Backed Securities. The Portfolio may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

            Asset-Backed Securities. The Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

            Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

            Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            Assignments and Participations. The Portfolio may invest in assignments of and participations in loans issued by banks and other financial institutions.

            When the Portfolio purchases assignments from lending financial institutions, the Portfolio will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

            Participations in loans will typically result in the Portfolio having a contractual relationship with the lending financial institution, not the borrower. The Portfolio would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

            The Portfolio may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular assignments or participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's investment portfolio and calculating its net asset value.

            The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by CSAM to be creditworthy.

            When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

            There are risks involved in investing in Participations and Assignments. The Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's investment portfolio and calculating its net asset value.

            Debt Securities. The Portfolio may invest up to 20% of its total assets in debt securities (other than money market obligations). The Portfolio may also invest to a limited extent in zero coupon bonds, which may result in taxable income to shareholders in the Portfolio. Debt obligations of corporations in which the Portfolio may invest include corporate bonds, debentures and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below. The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

            A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolio's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Portfolio should continue to hold the securities. Any percentage limitation on the Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below.

            When CSAM believes that a defensive posture is warranted, the Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

            Below Investment Grade Securities. The Portfolio may invest up to 5% of its total assets in securities rated below investment grade, including convertible debt securities. While the market values of below investment grade securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, below investment grade securities generally present a higher degree of credit risk. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            The market for below investment grade securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

            The Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

            The market value of below investment grade securities is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. The Portfolio will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, below investment grade securities are not intended for short-term investment. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

            Securities of Other Investment Companies. The Portfolio may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and
(iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

            Lending of Portfolio Securities. The Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Portfolio's total assets taken at value (including the loan collateral). The Portfolio will not lend portfolio securities to CSAM or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

            By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not an investment objective of the Portfolio, income received could be used to pay the Portfolio's expenses and would increase an investor's total return. The Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

            When-Issued Securities and Delayed-Delivery Transactions. The Portfolio may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

            When the Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            Reverse Repurchase Agreements and Dollar Rolls. The Portfolio may enter into reverse repurchase agreements member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

            The Portfolio also may enter into "dollar rolls," in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

            Warrants. The Portfolio may invest up to 10% of net assets in warrants. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The Portfolio may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

            Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

            Non-Publicly Traded and Illiquid Securities. The Portfolio may invest up to 10% of its total assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and certain Rule 144A Securities (as defined below). Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            Borrowing. The Portfolio may borrow up to 10% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's total assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. The Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

            Non-Diversified Status The Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that the Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

            REITs. The Portfolio may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

            Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain exemptions from the 1940 Act. REITs are also subject to interest rate risks.

            Small Capitalization and Emerging Growth Companies; Unseasoned Issuers. Investments in small- and medium- sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

            "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. CSAM believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Portfolio may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time of an investment will be consummated under the terms and within the time period contemplated.

Other Investment Limitations

            The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

       The Portfolio may not:

            1. Borrow money or issue senior securities except that the Portfolio may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's total assets at the time of such borrowing. Whenever borrowings described in (a) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets.

            2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

            3. Make loans, except that the Portfolio may purchase or hold publicly distributed fixed-income securities, lend portfolio securities and enter into repurchase agreements.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate, real estate investment trust securities, real estate limited partnerships, and distributed commodities contracts or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options.

            6.  Make short sales of securities or maintain a short position.

            7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may (a) purchase put and call options on securities, (b) write covered call options on securities, (c) purchase and write put and call options on stock indices and (d) enter into options on futures contracts.

            8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

            9. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

            10. Invest more than 10% of the value of the Portfolio's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            11. Invest more than 10% of the value of the Portfolio's total assets in time deposits maturing in more than seven calendar days.

            12. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio's net assets.

            13. Invest in oil, gas or mineral leases.

            General. If a percentage limitation (other than the percentage limitation set forth in investment restriction No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

Portfolio Valuation

            The following is a description of the procedures used by the Portfolio in valuing its assets.

            Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. The valuation of short sales of securities, which are not traded on a national exchange, will be at the mean of bid and asked prices. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of an discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Portfolio may employ outside organizations (each, a "Pricing Service") which may use a matrix formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options, futures contracts and other assets for which market quotations are not available will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

            Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

            CSAM is responsible for establishing, reviewing and, where necessary, modifying the Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

            CSAM will select specific portfolio investments and effect transactions for the Portfolio and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, CSAM will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. CSAM may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which CSAM exercises investment discretion. CSAM may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if CSAM determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of CSAM. Research and other services received may be useful to CSAM in serving both the Portfolio and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to CSAM in carrying out its obligations to the Portfolio. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist CSAM in carrying out its responsibilities. Research received from brokers or dealers is supplemental to CSAM's own research program. The fees to CSAM under its advisory agreements with the Trust are not reduced by reason of its receiving any brokerage and research services.

            Because the Portfolio has not yet commenced operations as of the date of this Statement of Additional Information, no brokerage commissions have been paid by the Portfolio.

            Investment decisions for the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as the Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Portfolio. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold for the Portfolio. To the extent permitted by law, securities to be sold or purchased for the Portfolio may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.

            In no instance will portfolio securities be purchased from or sold to CSAM, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies.

            Transactions for the Portfolio may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            The Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Portfolio will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

Portfolio Turnover

            The Portfolio does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities. The Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            Certain practices that may be employed by the Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

                             MANAGEMENT OF THE TRUST

Officers and Board of Trustees

            The business and affairs of the Trust are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. Under the Trust's Declaration of Trust, the Board may classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Trust.

            The names (and ages) of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (67)                        Trustee
40 Grosvenor Road                              Currently retired; Executive Vice President and
Short Hills, New Jersey 07078                  Chief Financial Officer of Pan Am Corporation
                                               and Pan American World Airways, Inc. from 1988
                                               to 1991; Director of The Infinity Mutual Funds,
                                               BISYS Group Incorporated; Director/Trustee of
                                               other Warburg Pincus Funds and other CSAM-advised
                                               investment companies.

Jack W. Fritz (72)                             Trustee
2425 North Fish Creek Road                     Private investor; Consultant and Director of
P.O. Box 483                                   Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014                          Communications (developers and operators of
                                               radio stations); Director of Advo, Inc. (direct
                                               mail advertising);  Director/Trustee of other
                                               Warburg Pincus Funds.


Jeffrey E. Garten (52)                         Trustee
Box 208200                                     Dean of Yale School of Management and William
New Haven, Connecticut 06520-8200              S. Beinecke Professor in the Practice of
                                               International Trade and Finance; Undersecretary
                                               of Commerce for International Trade from
                                               November 1993 to October 1995; Professor at
                                               Columbia University from September 1992 to
                                               November 1993; Director/Trustee of other
                                               Warburg Pincus Funds.


James S. Pasman, Jr. (68)                      Trustee
29 The Trillium                                Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238                 Operating Officer of National InterGroup, Inc.
                                               from April 1989 to March 1991; Chairman of
                                               Permian Oil Co. from April 1989 to March 1991;
                                               Director of Education Management Corp., Tyco
                                               International Ltd.; Trustee, BT Insurance Funds
                                               Trust; Director/Trustee of other Warburg Pincus
                                               Funds and other CSAM-advised investment companies.

William W. Priest* (57)                        Chairman of the Board
153 East 53rd Street                           Chairman- Management Committee, Chief Executive
New York, New York 10022                       Officer and Managing Director of CSAM (U.S.)
                                               since 1990; Director of TIG Holdings, Inc.;
                                               Director/Trustee of other Warburg Pincus Funds
                                               and other CSAM-advised investment companies.

Steven N. Rappaport (50)                       Trustee
c/o Loanet, Inc.                               President of Loanet, Inc. since 1997; Executive
153 East 53rd Street,                          Vice President of Loanet, Inc. from 1994 to
Suite 5500                                     1997; Director, President, North American
New York, New York 10022                       Operations, and former Executive Vice President
                                               from 1992 to 1993 of Worldwide Operations of
                                               Metallurg Inc.; Executive Vice President,
                                               Telerate, Inc. from 1987 to 1992; Partner in
                                               the law firm of Hartman & Craven until 1987;
                                               Director/Trustee of other Warburg Pincus Funds
                                               and other CSAM-advised investment companies.

Arnold M. Reichman* (51)                       Vice Chairman of the Board
466 Lexington Avenue                           Managing Director and Chief Operating Officer
New York, New York 10017-3147                  of CSAM; Associated with CSAM since CSAM
                                               acquired the Portfolio's predecessor adviser
                                               in July 1999; with the predecessor adviser
                                               since 1984; Officer of CSAMSI; Director of
                                               The RBB Fund, Inc.; Director/Trustee of other
                                               Warburg Pincus Funds.





------------------------
* Indicates a Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

Alexander B. Trowbridge (69)                   Trustee
1317 F Street, N.W., 5th Floor                 Currently retired; President of Trowbridge
Washington, DC 20004                           Partners, Inc. (business consulting) from
                                               January 1990 to November 1996; Director or
                                               Trustee of New England Mutual Life Insurance
                                               Co., ICOS Corporation (biopharmaceuticals), IRI
                                               International (energy services), The Rouse
                                               Company (real estate development), Harris Corp.
                                               (electronics and communications equipment), The
                                               Gillette Co. (personal care products) and
                                               Sunoco, Inc. (petroleum refining and
                                               marketing); Director/Trustee of other
                                               Warburg Pincus Funds.

Eugene L. Podsiadlo (42)                       President
466 Lexington Avenue                           Managing Director of CSAM; Associated
New York, New York 10017-3147                  with CSAM since CSAM acquired the Portfolio's
                                               predecessor adviser in July 1999; with the
                                               predecessoradviser since 1991; Vice President
                                               of Citibank, N.A. from 1987 to 1991; Officer
                                               of CSAMSI and of other Warburg Pincus Funds.

Hal Liebes, Esq. (34)                          Vice President and Secretary
153 East 53rd Street                           Director and General Counsel of CSAM;
New York, New York 10022                       Associated with CSAM since 1995;  Associated
                                               with CS First Boston Investment Management from
                                               1994 to 1995; Associated with Division of
                                               Enforcement, U.S. Securities and Exchange
                                               Commission from 1991 to 1994;  Officer of
                                               CSAMSI and of other Warburg Pincus Funds.

Michael A. Pignataro (39)                      Treasurer and Chief Financial Officer
153 East 53rd Street                           Vice President and Director of Fund
New York, New York 10022                       Administration of CSAM; Associated with CSAM
                                               since 1986; Officer of other Warburg Pincus
                                               Funds.


Janna Manes (31)                               Assistant Secretary
466 Lexington Avenue                           Vice President and Legal Counsel of CSAM;
New York, New York 10017-3147                  Associated with CSAM since CSAM acquired the
                                               Portfolio's predecessor adviser in July 1999;
                                               with the predecessor adviser since 1996;
                                               Associated with the law firm of Willkie Farr &
                                               Gallagher from 1993 to 1996; Officer of other
                                               Warburg Pincus Funds.

Stuart J. Cohen, Esq. (30)                     Assistant Secretary
466 Lexington Avenue                           Vice President and Legal Counsel of CSAM;
New York, New York 10017-3147                  Associated with CSAM since CSAM acquired the
                                               Portfolio's predecessor adviser in July 1999;
                                               with the predecessor adviser since 1997;
                                               Associated with the law firm of Gordon Altman
                                               Butowsky Weitzen Shalov & Wein from 1995 to
                                               1997; Officer of other Warburg Pincus Funds.

Rocco A. DelGuercio (36)                       Assistant Treasurer
153 East 53rd Street                           Assistant Vice President and Administrative
New York, New York 10022                       Officer of CSAM; Associated with CSAM since
                                               June 1996; Assistant Treasurer, Bankers Trust
                                               Corp. -- Fund Administration from March 1994 to
                                               June 1996; Mutual Fund Accounting Supervisor,
                                               Dreyfus Corporation from April 1987 to March
                                               1994; Officer of other Warburg Pincus Funds.



            No employee of CSAM, PFPC Inc., the Trust's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. Each Trustee who is not a director, trustee, officer or employee of CSAM, PFPC or any of their affiliates receives an annual fee of $500 for his services as Trustee, $250 for each meeting of the Board attended and $250 for each Audit Committee meeting attended ($325 for the Chairman of the Audit Committee), and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Trustees' Compensation

(for the fiscal year ended December 31, 1998)

                                                                  Total Compensation from
                                                Total             all Investment Companies
                                          Compensation from        in Warburg Pincus Fund
          Name of Trustee                       Trust                     Complex*
-------------------------------------     -----------------       --------------------------
William W. Priest**                              None                        None

Arnold M. Reichman**                             None                        None

Richard N. Cooper***                            $2,150                     $56,600

Donald J. Donahue***                             $475                      $13,525

Richard H. Francis****                           None                        None

Jack W. Fritz                                   $2,400                     $63,100

Jeffrey E. Garten****                           $1,925                     $49,325

Thomas A. Melfe***                              $2,400                     $60,700

James S. Pasman, Jr. ****                        None                        None

Steven N. Rappaport****                          None                        None

Alexander B. Trowbridge                         $2,250                     $64,000

----------------------


* Each Trustee also serves as a Director or Trustee of 39 investment companies in the Warburg Pincus family of funds.

** Mr. Priest and Mr. Reichman receive compensation as affiliates of CSAM, and, accordingly, receive no compensation from the Trust or any other investment company in the Warburg Pincus family of funds.

*** Mr. Donahue resigned as Trustee of the Trust effective February 6, 1998. Messrs. Cooper and Melfe resigned as Trustees of the Trust effective July 6, 1999.

**** Mr. Garten became a Trustee of the Trust effective February 6, 1998. Messrs. Francis, Pasman and Rappaport became Trustees of the Trust effective July 6, 1999.

        As of April 30, 1999, no Trustees or officers of the Trust owned any of the outstanding shares of the Portfolio.

Portfolio Managers

            Elizabeth B. Dater is Co-Portfolio Manager of the Portfolio and manages other Warburg Pincus Funds. Ms. Dater has been associated with CSAM since CSAM acquired the Portfolio's predecessor adviser in July 1999 and joined the predecessor adviser in 1978. Prior to that Ms. Dater was a vice president of Research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's Wall Street Week with Louis Rukeyser since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

            Stephen J. Lurito is Co-Portfolio Manager of the Portfolio and manages other Warburg Pincus Funds. Mr. Lurito has been associated with CSAM since CSAM acquired the Portfolio's predecessor adviser in July 1999 and joined the predecessor adviser in 1987. Prior to that Mr. Lurito was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and a M.B.A. from the University of Pennsylvania.

Investment Adviser and Co-Administrators

            CSAM, located at 153 East 53rd Street, New York, New York 10022, serves as investment adviser to the Portfolio. CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

            Prior to July 6, 1999, Warburg Pincus Asset Management, Inc. ("Warburg") served as investment adviser to the Portfolio. On that date, Credit Suisse acquired Warburg and combined Warburg with Credit Suisse's existing U.S.-based asset management business ("Credit Suisse Asset Management"). Consequently, the combined entity, CSAM, became the Portfolio's investment adviser. Credit Suisse Asset Management, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

            CSAM serves as investment adviser to the Portfolio and Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC serve as co-administrators to the Trust pursuant to separate written agreements (the "Advisory Agreement," the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreement," respectively). CSAM, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of the Portfolio in accordance with the Portfolio's investment objective and stated investment policies. CSAM makes investment decisions for the Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. CSAM also employees a support staff of management personnel to provide services to the Trust and furnishes the Trust with office space, furnishings and equipment.

            For the services provided by CSAM, the Trust pays CSAM a fee calculated at an annual rate equal to .90% of the Portfolio's average daily net assets. CSAM and the Portfolio's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolio.

            As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolio, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the

Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Portfolio. As compensation, the Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.

            As a co-administrator, PFPC calculates the Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation, the Portfolio pays PFPC a fee calculated at an annual rate of .10% of the Portfolio's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

            Because the Portfolio has not yet commenced operations as of the date of this Statement of Additional Information no advisory fees or co-administration fees have been paid by this Portfolio.

Custodian and Transfer Agent

            PFPC Trust Company ("PFPC Trust") serves as custodian of the Portfolio's U.S. assets and State Street Bank and Trust Company ("State Street") serves as custodian of the Portfolio's non-U.S. assets. Each custodian serves pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PFPC and State Street each (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) makes receipts and disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Trust's custodial arrangements. PFPC Trust may delegate its duties under its Custodian Agreement with the Trust to a wholly owned direct or indirect subsidiary of PFPC Trust or PNC Bank Corp. upon notice to the Trust and upon the satisfaction of certain other conditions. State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the relevant Portfolio and PFPC Trust is authorized to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolio. PFPC Trust has entered into a sub-custodian agreement with PNC Bank, National Association ("PNC"), pursuant to which PNC provides asset safekeeping and securities clearing services. PFPC Trust and PNC are indirect, wholly owned subsidiaries of PNC Bank Corp., and their principal business address is 200 Stevens Drive, Lester, Pennsylvania 19113. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

            State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Distribution and Shareholder Servicing

            Distributor. CSAMSI, serves as the distributor of the Portfolio. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017-3147.

            Shareholder Servicing. The Trust has authorized certain insurance companies ("Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Trust in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if the Portfolio's shares are purchased directly from the Trust.

            For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to
 .35% of the average annual value of accounts with the Trust maintained by such Service Organizations. Service Organizations may also be reimbursed for marketing costs. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Organization of the Trust

            The Trust was organized on March 15, 1995 under the laws of the Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of six series have been authorized, one of which constitutes the interests in the Portfolio. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

            When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual series on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

            Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

            All shareholders of the Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            Shares of the Portfolio may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. The offering price of the Portfolio's shares is equal to its per share net asset value.

            Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

            If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The discussion set out below of tax considerations generally affecting the Trust and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio.

            The Portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. If it qualifies as a regulated investment company, the Portfolio will effectively pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to Shareholders. To so qualify, the Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Portfolio expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

            If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

            In addition, the Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the

            Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolio will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of the Portfolio. While the Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Board reserves the right to modify the investment policies of the Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

            The Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

            Investments by the Portfolio in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

            Because shares of the Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.

Investment in Passive Foreign Investment Companies

            If the Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed by the Portfolio to its shareholders, the Variable Contracts and Plans. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on the Portfolio with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

            The Portfolio may be eligible to elect Qualified Electing Fund treatment, which would require the Portfolio to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio.

            Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Portfolio would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

                          DETERMINATION OF PERFORMANCE

            From time to time, the Portfolio may quote its total return in advertisements or in reports and other communications to shareholders.

            Total return is calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)(n)= ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

            When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of the Portfolio's return over a longer market cycle. The Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

            The Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. The Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

            The Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan, which would reduce the returns described in this section.

            The Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) which appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. The Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

            In reports or other communications to investors or in advertising, the Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, the Portfolio and its portfolio managers may render updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

            PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. The financial statements for the Trust that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

            Willkie Farr & Gallagher serves as counsel for the Trust and provides legal services from time to time for CSAM, Counsellors Service and CSAMSI.

                                  MISCELLANEOUS

            The Portfolio and the Trust are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Portfolio's net asset value, nor is Warburg, Pincus & Co. a distributor of the Portfolio. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

            As of the date of this Statement of Additional Information, the Portfolio has not yet begun selling shares. Consequently, there are no persons that own of record 5% or more of the Portfolio's outstanding shares.

                              FINANCIAL STATEMENTS

            As of the date of this Statement of Additional Information, the Portfolio has not yet commenced operations. Consequently, there are no financial statements for the Portfolio at this time.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

            Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

            The following summarizes the ratings used by S&P for corporate bonds:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

            To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            The following summarizes the ratings used by Moody's for corporate bonds:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "Baa". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 1999
                             As Revised July 6, 1999
                       -----------------------------------

                              WARBURG PINCUS TRUST

                           EMERGING MARKETS PORTFOLIO
                            GROWTH & INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                         POST-VENTURE CAPITAL PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO

This Statement of Additional Information provides information about Warburg Pincus Trust (the "Trust"), relating to the Emerging Markets, Growth & Income, International Equity, Post-Venture Capital and Small Company Growth Portfolios (each a "Portfolio," and together, the "Portfolios") that supplements information contained in the Prospectus or Prospectuses for the relevant Portfolio (collectively, the "Prospectuses"), each dated April 30, 1999.

The Trust's audited Annual Reports dated December 31, 1998, which either accompany this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a Prospectus, no investment in shares of the Portfolios should be made solely upon the information contained herein. Copies of the Trust's Prospectuses, Annual Report and information regarding each Portfolio's current performance may be obtained by writing or telephoning:







                                 Warburg Pincus
                                  P.O. Box 9030
                              Boston, MA 02205-9030
                                 1-800-222-8977

                                TABLE OF CONTENTS

                                                                                                           PAGE
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INVESTMENT OBJECTIVES AND POLICIES............................................................................1

Options on Securities and Securities Indices and Currency Exchange Transactions...............................1
    Securities Options........................................................................................1
    Securities Index Options..................................................................................4
    OTC Options...............................................................................................5
    Currency Exchange Transactions............................................................................5
    Futures Activities........................................................................................7
    Hedging Generally.........................................................................................9
    Swaps....................................................................................................10
    Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps..................11
Foreign Investments..........................................................................................11
U.S. Government Securities...................................................................................15
Money Market Obligations.....................................................................................15
Debt Securities..............................................................................................16
    Below Investment Grade Securities........................................................................17
Convertible Securities.......................................................................................18
    Structured Securities....................................................................................18
Temporary Defensive Strategies...............................................................................22
Securities of Other Investment Companies.....................................................................22
Lending of Portfolio Securities..............................................................................22
When-Issued Securities and Delayed-Delivery Transactions.....................................................23
Short Sales..................................................................................................23
Short Sales "Against the Box"................................................................................24
Reverse Repurchase Agreements and Dollar Rolls...............................................................24
Warrants.....................................................................................................25
Non-Publicly Traded and Illiquid Securities..................................................................26
    Rule 144A Securities.....................................................................................26
Borrowing....................................................................................................27
Small Capitalization and Emerging Growth Companies; Unseasoned Issuers.......................................27
"Special Situation" Companies................................................................................27
    General..................................................................................................28
Private Funds................................................................................................28
REITs........................................................................................................29
Non-Diversified Status.......................................................................................30

INVESTMENT RESTRICTIONS......................................................................................30

PORTFOLIO VALUATION..........................................................................................32

Private Funds................................................................................................33

PORTFOLIO TRANSACTIONS.......................................................................................33

PORTFOLIO TURNOVER...........................................................................................36

MANAGEMENT OF THE TRUST......................................................................................37

Officers and Board of Trustees...............................................................................37
Trustees' Compensation.......................................................................................41
Portfolio Managers...........................................................................................41
Investment Advisers and Co-Administrators....................................................................44

Custodian and Transfer Agent.................................................................................47
Distribution and Shareholder Servicing.......................................................................47
Distributor..................................................................................................47
Shareholder Servicing........................................................................................48
Organization of the Trust....................................................................................48

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................................................49

ADDITIONAL INFORMATION CONCERNING TAXES......................................................................49

DETERMINATION OF PERFORMANCE.................................................................................53

INDEPENDENT ACCOUNTANTS AND COUNSEL..........................................................................56

FINANCIAL STATEMENTS.........................................................................................56

MISCELLANEOUS................................................................................................57

                       INVESTMENT OBJECTIVES AND POLICIES

       The following information supplements the descriptions of each Portfolio's investment objective and policies in the Prospectuses. There are no assurances that the Portfolios will achieve their investment objectives.

       The investment objective of each of the Emerging Markets Portfolio and the Post-Venture Capital Portfolio is long-term growth of capital.

       The investment objectives of the Growth & Income Portfolio are long-term growth of capital and income.

       The investment objective of the International Equity Portfolio is long-term capital appreciation.

       The investment objective of the Small Company Growth Portfolio is capital growth.

       Unless otherwise indicated, all of the Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.

       The Portfolios are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

       Options on Securities and Securities Indices and Currency Exchange Transactions.

       Each Portfolio may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. Up to 25% of a Portfolio's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

       Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and each Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC Options.

       Each Portfolio that may write options realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

       The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

       The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Portfolio that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

       If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

       In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

       Additional risks exist with respect to certain of the securities for which a Portfolio may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

       Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money,"

"at-the-money" and "out-of-the-money," respectively. The Portfolios, other than the Emerging Markets Portfolio, may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Portfolios' investment adviser ("CSAM"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

       Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

       There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

       Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust or a Portfolio and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

       Securities Index Options. Each Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

       Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

       OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

       Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

       Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

       Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

       At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

       Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

       Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

       A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

       While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

       Futures Activities. Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write
(sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. There is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

       Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

       No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

       At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

       Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

       An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

       Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

       In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

       A Portfolio will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Portfolio of hedging transactions will be subject to CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

       To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

       Swaps. (Emerging Markets and International Equity Portfolios) The Emerging Markets and International Equity Portfolios may each enter into swaps relating to interest rates, indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a stock index, a basket of stocks or a single stock. A Portfolio may enter into these transactions for hedging purchases, such as to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios may also use these transactions for speculative purposes to increase total return, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

       A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, CSAM believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

       Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps. Each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Portfolios on currencies, securities and securities indexes and swaps; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

       For example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

       Foreign Investments. Since the Emerging Markets and International Equity Portfolios will, and the Growth & Income and Post-Venture Capital Portfolios (each up to 20% of its total assets), and the Small Company Growth Portfolio (up to 10% of its total assets) may, be investing in foreign securities, investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

       Foreign Currency Exchange. Since each Portfolio may be investing in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

       Information. The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

       Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

       Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased liquidity.

       Increased Expenses. The operating expenses of the International Equity and Emerging Markets Portfolios (and, to the extent they invest in foreign securities, the Growth & Income, Post-Venture Capital and Small Company Growth Portfolios) can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

       Privatizations. Each Portfolio may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful. The International Equity and Emerging Markets Portfolios could invest to a significant extent in privatizations.

       Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

       The foreign government securities in which a Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

       Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

       Brady Bonds. Each Portfolio may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. The International Equity and Emerging Markets Portfolios could invest to a significant extent in Brady bonds.

       Depositary Receipts. Certain of the above risks may be involved with ADRs, European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.

       Emerging Markets. One or more Portfolios with authority to invest outside of the United States may invest in securities of issuers located in less developed countries considered to be "emerging markets." The Emerging Market Portfolio and the International Equity Portfolio may invest in securities of issuers located in emerging markets to a significant extent. Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

       Euro Conversion. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic Monetary Union presents unique risks and uncertainties for investors in those countries, including (i) the functioning of the payment and operational systems of banks and other financial institutions; (ii) the creation of suitable clearing and settlement payment schemes for the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (iv) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Portfolios.

       U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Portfolio may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

       Other U.S. government securities the Portfolios may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

       Money Market Obligations. Each Portfolio is authorized to invest under normal market conditions up to 20% of its assets in domestic and foreign short-term (one year or less remaining to maturity) and, in the case of the Emerging Markets, International Equity, Post-Venture Capital and Small Company Growth Portfolios, medium-term (five years or less remaining maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

       Repurchase Agreements. Each Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. CSAM, acting under the supervision of each Portfolio's Board, monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

       Money Market Mutual Funds. Where CSAM believes that it would be beneficial to a Portfolio and appropriate considering the factors of return and liquidity, a Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or CSAM. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's management fees and other expenses with respect to assets so invested.

       Debt Securities. Each of the Emerging Markets Portfolio and the International Equity Portfolio may invest up to 35%, and each of the Growth & Income Portfolio, the Post-Venture Capital Portfolio and the Small Company Growth Portfolio may invest up to 20%, of its total assets in debt securities (other than money market obligations). Any percentage limitation on a Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

       Each Portfolio may invest to a limited extent in zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders in a Portfolio that invests in zero coupon securities.

       A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Portfolio should continue to hold the securities.

       Below Investment Grade Securities. The Emerging Markets Portfolio may invest or hold up to 35% of its net assets in below investment grade debt and equity securities including convertible securities. Within the 20% limitation on investments in debt securities, up to 10% of the Growth & Income Portfolio's assets may be invested in debt securities rated below investment grade, including convertible debt securities. The International Equity, Post-Venture Capital and Small Company Growth Portfolios may each invest up to 5% of its total assets in below investment grade debt securities, which will be included in any overall investment limitation or investment minimum on debt securities.

       Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

       While the market values of below investment grade securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, below investment grade securities generally present a higher degree of credit risk. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

       An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

       A Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Trust anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

       The market value of below investment grade securities is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. The Portfolio will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, below investment grade securities are not intended for short-term investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

       Convertible Securities. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

       Structured Securities. The Portfolios may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

       Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

       Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

       The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

       Asset-Backed Securities. Each Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

       Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

       Loan Participations and Assignments. Each Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of a Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Emerging Markets Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Emerging Markets Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by CSAM to be creditworthy.

       When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

       There are risks involved in investing in Participations and Assignments. The Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

       Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

       Stand-By Commitments. (Emerging Markets Portfolio) The Emerging Markets Portfolio may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified securities at a specified price. The Portfolio's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Portfolio may also be referred to as "put" options. A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

       The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

       The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

       The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio's portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

       The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio. Stand-by commitments would not affect the average weighted maturity of the Portfolio's portfolio.

       Temporary Defensive Strategies. When CSAM believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

       Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

       Lending of Portfolio Securities. A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Portfolio's total assets (including the Loan collateral) taken at value. A Portfolio will not lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

       By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not an investment objective of the Portfolios, income received could be used to pay a Portfolio's expenses and would increase an investor's total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

       When-Issued Securities and Delayed-Delivery Transactions. Each Portfolio may use up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

       Short Sales (Post-Venture Capital Portfolio). The Post-Venture Capital Portfolio may engage in "short sales" that do not meet the definition of short sales "against the box" with respect to up to 10% of its total assets. In a short sale, the investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.

       The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.

       Short Sales "Against the Box". Each Portfolio may enter into short sales "against the box." Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time. In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security a Portfolio does not own, a short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. If the Portfolio engages in a short sale, the collateral for the short position will be segregated by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

       The Portfolios do not intend to engage in short sales against the box for investment purposes. A Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

       If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

       Reverse Repurchase Agreements and Dollar Rolls. Each Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

       The Portfolios also may enter into "dollar rolls," in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

       Warrants. Each Portfolio may invest up to 10% of net assets (15% of its total assets in the case of the Growth & Income Portfolio) in warrants. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Portfolio may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

       Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

       Non-Publicly Traded and Illiquid Securities. A Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven day, certain Rule 144A Securities (as defined below) and, with respect to the Post-Venture Capital Portfolio, Private Funds (as defined below). Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

       Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

       In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

       Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

       An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

       Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolios. The Board may adopt guidelines and delegate to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

       Borrowing. Each Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

       Small Capitalization and Emerging Growth Companies; Unseasoned Issuers. Investments in small- and medium- sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

       "Special Situation" Companies. "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

       General. The Portfolio may invest in securities of companies of any size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.

       In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.

       Private Funds. (Post-Venture Capital Portfolio) Up to 10% of the Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Portfolio's sub-investment adviser with respect to Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). CSAM believes that the Portfolio's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the Post-Venture Capital Portfolio's portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Portfolio will have no control.

       Interests in the Private Funds in which the Post-Venture Capital Portfolio may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Portfolio may invest may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Portfolio's net asset value calculations. Private Funds in which the Portfolio invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage. Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P. Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. The Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of the Portfolio's net assets.

       CSAM believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average, the Fortune 500 or the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. CSAM will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Outside of the United States, venture capitalists may also consist of merchant banks and other banking institutions that provide venture capital financing in a manner similar to U.S. venture capitalists. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.

       REITs. Each Portfolio may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.

       Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

       Non-Diversified Status (Emerging Markets and Small Company Growth Portfolios). These Portfolios are classified as non-diversified within the meaning of the 1940 Act, which means that each Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified portfolio, each Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. Each Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer or of two or more issuers of which the Portfolio has 20% or more voting control and which are in similar or related trades or businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

                             INVESTMENT RESTRICTIONS

       The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 through 15 may be changed by a vote of the Board at any time. If a percentage limitation (other than the percentage limitation set forth in investment restriction No. 1 below) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

  A Portfolio may not:

       1. Borrow money except that the Portfolio may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 30% of the value of the Portfolio's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

       2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

       3. For the Growth & Income, International Equity and Post-Venture Capital Portfolios only, purchase the securities of any issuer, if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

       4. Make loans, except that the Portfolio may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

       5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

       6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may invest in (a) securities secured by real estate, mortgages or interests therein (and, in the case of the Growth & Income Portfolio, securities issued by companies which invest in real estate or interests therein) and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

       7. For the Emerging Markets, Growth & Income, International Equity and Small Company Growth Portfolios only, make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

       8. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

       9. Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis and, with respect to the Emerging Markets Portfolio, enter into stand-by commitments.

       10. Issue any senior security except as permitted in these investment limitations.

       11. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

       12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

       13. Invest more than 15% of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

       14. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio's net assets (in the case of the Growth & Income Portfolio, 15% of the value of that Portfolio's total assets).

       15. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

                               PORTFOLIO VALUATION

       The following is a description of the procedures used by each Portfolio in valuing its assets.

       Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. The valuation of short sales of securities, which are not traded on a national exchange, will be at the mean of bid and asked prices. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of an discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Portfolio may employ outside organizations (each, a "Pricing Service") which may use a matrix formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options, futures contracts and other assets for which market quotations are not available will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

       Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

       Private Funds (Post-Venture Capital Portfolio). Private Funds are initially valued at cost (i.e., the actual dollar amount invested). Thereafter, Private Funds are valued at the prices set forth in periodic reports received by Abbott from the Private Funds. These reports are generally made quarterly. Neither Abbott nor the Portfolio will monitor interim changes in the value of portfolio holdings of the Private Funds. As a result, these changes will not be taken into account by the Portfolio in calculating its net asset value.

                             PORTFOLIO TRANSACTIONS

       CSAM is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Private Funds may be purchased directly from the issuer or may involve a broker or placement agent. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds through a broker or placement agent will involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

       Except for the Post-Venture Capital Portfolio's investments in Private Funds, which will be managed by Abbott, CSAM will select specific portfolio investments and effect transactions for each Portfolio and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, CSAM will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. CSAM may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or other accounts over which CSAM exercises investment discretion. CSAM may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if CSAM determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of CSAM. Research and other services received due to brokerage business on behalf of the Portfolios may be useful to CSAM in serving its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to CSAM in carrying out its obligations to the Portfolios. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist CSAM in carrying out its responsibilities. For the fiscal year ended December 31, 1998, $23,991, $1,839,536, $112,145 and $704,479
of total brokerage commissions was paid by the Growth & Income, International Equity, Post-Venture Capital and Small Company Growth Portfolios, respectively, to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to CSAM's own research program. The fees to CSAM under its advisory agreements with each Portfolio are not reduced by reason of its receiving any brokerage and research services.

       The following table details amounts paid by each Portfolio in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years ended December 31.

Portfolio                                    Year                          Commissions
---------                                    ----                          -----------

Emerging Markets                             1998                              $19,212

Growth & Income                              1997                               $2,412
                                             1998                              $23,991

International Equity                         1996                           $1,056,276
                                             1997                           $1,594,509
                                             1998                           $1,839,536

Post-Venture Capital                         1996                               $5,237
                                             1997                              $88,821
                                             1998                             $112,145

Small Company Growth                         1996                             $386,387
                                             1997                             $883,377
                                             1998                             $794,479

       The table below shows the amount each Portfolio held, as of December 31, 1998, with Merrill Lynch & Co., one of the regular broker-dealers of these
Portfolios:

Emerging Markets                             $351,000

Growth & Income                            $1,524,000

International Equity                      $15,172,000

Post-Venture Capital                       $6,253,000

Small Company Growth                       $8,394,000

       Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by CSAM or Abbott, as relevant. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM or Abbott, as the case may be, believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, securities to be sold or purchased for a Portfolio may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.

       In no instance will portfolio securities be purchased from or sold to CSAM, Abbott or Credit Suisse Asset Management Securities, Inc. ("CSAMSI) or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies.

       Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

       Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

                               PORTFOLIO TURNOVER

       The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. The portfolio turnover rate of 73.18% for the Post-Venture Capital Portfolio for the year ended December 31, 1998 was attributable to sales of securities that were necessary to accommodate unanticipated redemption orders.

       Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

       It is not possible to predict the Portfolios' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income.

                             MANAGEMENT OF THE TRUST

Officers and Board of Trustees

       The business and affairs of the Trust are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. Under the Trust's Declaration of Trust, the Board may classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Trust.

       The names (and ages) of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (67)              Trustee
40 Grosvenor Road                    Currently retired; Executive Vice President and Chief Financial Officer of Pan Am
Short Hills, New Jersey 07078        Corporation and Pan American World Airways, Inc. from 1988 to 1991; Director of
                                     The Infinity Mutual Funds, BISYS Group Incorporated; Director/Trustee of other
                                     Warburg Pincus Funds and other CSAM-advised investment companies.

Jack W. Fritz (72)                   Trustee
2425 North Fish Creek Road           Private investor; Consultant and Director of Fritz Broadcasting, Inc. and Fritz
P.O. Box 483                         Communications (developers and operators of radio stations); Director of Advo,
Wilson, Wyoming 83014                Inc. (direct mail advertising);  Director/Trustee of other Warburg Pincus Funds.

Jeffrey E. Garten (52)               Trustee
Box 208200                           Dean of Yale School of Management and William S. Beinecke Professor in the
New Haven, Connecticut 06520-8200    Practice of International Trade and Finance; Undersecretary of Commerce for
                                     International Trade from November 1993 to October 1995; Professor at Columbia
                                     University from September 1992 to November 1993; Director/Trustee of other
                                     Warburg Pincus Funds.

James S. Pasman, Jr. (68)            Trustee
29 The Trillium                      Currently retired; President and Chief Operating Officer of National InterGroup,
Pittsburgh, Pennsylvania 15238       Inc. from April 1989 to March 1991; Chairman of Permian Oil Co. from April 1989 to March 1991; Director of Education Management Corp., Tyco International Ltd.;
                                     Trustee, BT Insurance Funds Trust; Director/Trustee of other Warburg Pincus
                                     Funds and other CSAM-advised investment companies.

William W. Priest* (57)              Chairman of the Board
153 East 53rd Street                 Chairman- Management Committee, Chief Executive Officer and Managing Director of
New York, New York 10022             CSAM (U.S.) since 1990; Director of TIG Holdings, Inc.; Director/Trustee of other
                                     Warburg Pincus Funds and other CSAM-advised investment companies.

Steven N. Rappaport (50)             Trustee
c/o Loanet, Inc.                     President of Loanet, Inc. since 1997; Executive Vice President of Loanet, Inc.
153 East 53rd Street,                from 1994 to 1997; Director, President, North American Operations, and former
Suite 5500                           Executive Vice President from 1992 to 1993 of Worldwide Operations of Metallurg
New York, New York 10022             Inc.; Executive Vice President, Telerate, Inc. from 1987 to 1992; Partner in the law firm of Hartman & Craven until 1987; Director/Trustee of other Warburg Pincus
                                     Funds and other CSAM-advised investment companies.

Arnold M. Reichman* (51)             Vice Chairman of the Board
466 Lexington Avenue                 Managing Director and Chief Operating Officer of CSAM; Associated with CSAM
New York, New York 10017-3147        since CSAM acquired the Portfolios' predecessor adviser in July 1999; with the predecessor adviser since 1984; Officer of CSAMSI; Director of The RBB Fund Inc.;
                                     Director/Trustee of other Warburg Pincus Funds.



------------------
* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

Alexander B. Trowbridge (69)         Trustee
1317 F Street, N.W., 5th Floor       Currently retired; President of Trowbridge Partners, Inc. (business consulting)
Washington, DC 20004                 from January 1990 to November 1996; Director or Trustee of New England Mutual
                                     Life Insurance Co., ICOS Corporation (biopharmaceuticals), IRI International
                                     (energy services), The Rouse Company (real estate development), Harris Corp.
                                     (electronics and communications equipment), The Gillette Co. (personal care products) and Sunoco, Inc. (petroleum refining and marketing); Director/Trustee of other Warburg Pincus Funds.

Eugene L. Podsiadlo (42)             President
466 Lexington Avenue                 Managing Director of CSAM; Associated with CSAM since CSAM acquired the
New York, New York 10017-3147        Portfolios' predecessor adviser in July 1999; with the predecessor adviser since
                                     1991; Vice President of Citibank,N.A. from 1987 to 1991; Officer of CSAMSI and of other Warburg Pincus Funds.

Hal Liebes, Esq. (34)                Vice President and Secretary
153 East 53rd Street                 Director and General Counsel of CSAM; Associated with CSAM since 1995;
New York, New York 10022             Associated with CS First Boston Investment Management from 1994 to 1995;
                                     Associated with Division of Enforcement, U.S. Securities and Exchange Commission
                                     from 1991 to 1994;  Officer of CSAMSI and of other Warburg Pincus Funds.

Michael A. Pignataro (39)            Treasurer and Chief Financial Officer
153 East 53rd Street                 Vice President and Director of Fund Administration of CSAM; Associated with CSAM
New York, New York 10022             since 1986; Officer of other Warburg Pincus Funds.

Janna Manes (31)                     Assistant Secretary
466 Lexington Avenue                 Vice President and Legal Counsel of CSAM; Associated with CSAM since CSAM
New York, New York 10017-3147        acquired the Funds' predecessor adviser in July 1999; with the predecessor adviser since 1996; Associated with the law firm of Willkie Farr & Gallagher from
                                     1993 to 1996; Officer of other Warburg Pincus Funds.

Stuart J. Cohen, Esq. (30)           Assistant Secretary
466 Lexington Avenue                 Vice President and Legal Counsel of CSAM; Associated with CSAM since CSAM
New York, New York 10017-3147        acquired the Portfolios' predecessor adviser in July 1999; with the predecessor adviser since 1997; Associated with the law firm of Gordon Altman Butowsky
                                     Weitzen Shalov & Wein from 1995 to 1997; Officer of other Warburg Pincus Funds.

Rocco A. DelGuercio (36)             Assistant Treasurer
153 East 53rd Street                 Assistant Vice President and Administrative Officer of CSAM; Associated with CSAM
New York, New York 10022             since June 1996; Assistant Treasurer, Bankers Trust Corp. -- Fund Administration
                                     from March 1994 to June 1996; Mutual Fund Accounting Supervisor, Dreyfus
                                     Corporation from April 1987 to March 1994; Officer of other Warburg Pincus Funds.


       No employee of CSAM, PFPC Inc., the Trust's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. For each fund in the Warburg Pincus family of funds, each Director/Trustee who is not a director, trustee, officer or employee of CSAM, PFPC or any of their affiliates receives an annual fee of $500, $1,000 or $2,000 per fund for Director/Trustee services provided, $250 for each Board meeting attended and $250 for each Audit Committee meeting attended ($325 for the Chairman of the Audit Committee), in addition to reimbursement for expenses incurred in connection with attendance at Board meetings.

Trustees' Compensation
(for the fiscal year ended December 31, 1998)

                                                                                  Total Compensation from
                                                    Total                         all Investment Companies
                                              Compensation from                     in Warburg Pincus
       Name of Trustee                              Trust                             Fund Complex*
-----------------------------            ---------------------------            ----------------------------
William W. Priest**                                  None                                   None
Arnold M. Reichman**                                 None                                   None
Richard N. Cooper***                                $2,150                                $56,600
Donald J. Donahue***                                 $475                                 $13,525
Richard H. Francis****                               None                                   None
Jack W. Fritz                                       $2,400                                $63,100
Jeffrey E. Garten****                               $1,925                                $49,325
Thomas A. Melfe***                                  $2,400                                $60,700
James S. Pasman, Jr. ****                            None                                   None
Steven N. Rappaport****                              None                                   None
Alexander B. Trowbridge                             $2,250                                $64,000

--------------------------
* Each Trustee also serves as a Director or Trustee of 39 investment companies in the Warburg Pincus family of funds.

** Mr. Priest and Mr. Reichman receive compensation as affiliates of CSAM, and, accordingly, receive no compensation from the Trust or any other investment company in the Warburg Pincus family of funds.

*** Mr. Donahue resigned as Trustee of the Trust effective February 6, 1998. Messrs. Cooper and Melfe resigned as Trustees of the Trust effective July 6, 1999.

**** Mr. Garten became a Trustee of the Trust effective February 6, 1998. Messrs. Francis, Pasman and Rappaport became Trustees of the Trust effective July 6, 1999.

       As of March 30, 1999, no Trustees or officers of the Trust owned any of the outstanding shares of the Portfolios.

Portfolio Managers

       Emerging Markets Portfolio. Harold E. Sharon is Co-Portfolio Manager of the Emerging Markets Portfolio and serves in similar positions with other Warburg Pincus Funds. Mr. Sharon has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1998. Prior to that Mr. Sharon was an executive director and portfolio manager at CIBC Oppenheimer from 1994 to 1998. Mr. Sharon was previously a Vice President and Portfolio Manager at Warburg from 1990 to 1994. Mr. Sharon earned a B.S. Degree with honors from the University of Rochester and an M.S. degree in Management from the Sloan School of Management, M.I.T.

       Vincent J. McBride, Co-Portfolio Manager of the Emerging Markets Portfolio, also manages other Warburg Pincus Funds. Mr. McBride has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1994. Prior to that Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.

       Morid Kamshad, Associate Portfolio Manager of the Emerging Markets Portfolio, also manages other Warburg Pincus Funds. Mr. Kamshad has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1997. Prior to that Mr. Kamshad was a senior investment manager at Pictet Asset Management from 1995 to 1997. From 1994 to 1995 he was an investment analyst at HSBC Asset Management, and from 1989 to 1993, he was a business development manager at Air Products and Chemicals-France. Mr. Kamshad received his M.B.A. from I.E.S.E. in Barcelona and his B.S. from the University of Colorado.

       Jun Sung Kim, Associate Portfolio Manager of the Emerging Markets Portfolio, also manages other Warburg Pincus Funds. Mr. Kim has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1997. Prior to that Mr. Kim was an investment manager with Asset Korea Ltd., Seoul from 1994 to 1995. He was also an assistant investment manager with Koeneman Capital Management, Singapore from 1992 to 1994.

       Federico D. Laffan, Associate Portfolio Manager of the Emerging Markets Portfolio, also manages other Warburg Pincus Funds. Mr. Laffan has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1997. Prior to that Mr. Laffan was a senior manager and partner with Green Cay Asset Management from 1996 to 1997 and a senior portfolio manager and director with Foreign & Colonial Emerging Markets, London from 1990 to 1996.

       International Equity Portfolio. Mr. Sharon and Mr. McBride, described above, are also Co-Portfolio Managers of the International Equity Portfolio (see biographies above).

       P. Nicholas Edwards, Co-Portfolio Manager of the International Equity Portfolio, also manages other Warburg Pincus Funds. Mr. Edwards has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1995. Prior to that Mr. Edwards was a director at Jardine Fleming Investment Advisers, Tokyo from 1984 to 1995. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.

       Harold W. Ehrlich, Co-Portfolio Manager of the International Equity Portfolio, also manages other Warburg Pincus Funds. Mr. Ehrlich has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1995. Prior to that Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He was a research analyst and assistant portfolio manager at Fundamental Management Corporation from 1985 to 1986, and a research analyst at First Equity Corporation of Florida from 1983 to 1985. Mr. Ehrlich earned a B.S.B.A. degree from University of Florida and earned his Chartered Financial Analyst designation in 1990.

       Nancy Nierman, Associate Portfolio Manager of the International Equity Portfolio, also manages other Warburg Pincus Funds. Ms. Nierman has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1996. Prior to that Ms. Nierman was a vice president at Fiduciary Trust Company International from 1990 to 1996 and an international equity trader at TIAA-CREF from 1985 to 1990. She received her B.B.A. degree from Barite College in 1985.

       Growth & Income Portfolio. Brian S. Poser, Portfolio Manager of the Growth & Income Portfolio, also manages other Warburg Pincus Funds. Mr. Posner has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1996. Prior to that Mr. Poser was employed from 1987 to 1996 by Fidelity Investments, where, most recently, he was the vice president and portfolio manager of the Fidelity Equity-Income II Fund. Mr. Poser received an undergraduate degree from Northwestern University and his M.B.A. in finance from the University of Chicago.

       Post-Venture Capital Portfolio. Elizabeth B. Dater is Co-Portfolio Manager of the Post-Venture Capital Portfolio and manages other Warburg Pincus Funds. Ms. Dater has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1978. Prior to that Ms. Dater was a vice president of Research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's Wall Street Week with Louis Rukeyser since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

       Robert S. Janis is Co-Portfolio Manager of the Post-Venture Portfolio and serves in similar positions with other Warburg Pincus Funds. Mr. Janis has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1994. Prior to that Mr. Janis was a vice president and senior research analyst at U.S. Trust Company of New York. He earned B.A. and M.B.A. degrees from the University of Pennsylvania.

       Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Post-Venture Capital Portfolio's investments in Private Funds. Abbott also acts as sub-investment adviser for other Warburg Pincus Funds. Prior to co-founding a predecessor of Abbott in 1986, Mr. Held had been an investment analyst and portfolio manager at Manufacturers Hanover Investment Corporation since 1970, before which time he had been a security analyst with Weis, Voisin, Cannon, Inc., L.M. Rosenthal & Co., Shearson, Hammill & Co. and Standard & Poor's Corporation. Mr. Held earned an M.B.A. from New York University, an M.A. from Columbia University and a B.A. from Queens College.

       Prior to joining a predecessor of Abbott in 1989, Mr. Gray was an assistant vice president at Commerzbank Capital Markets Corporation, where he managed the area responsible for underwriting and distributing all new issues of securities. Prior to this, he was an associate with Credit Commercial de France in Paris in the Corporate Finance Department. Mr. Gray received his B.A. in History from the University of Pennsylvania and his M.B.A. in Finance from New York University. He is also a Chartered Financial Analyst.

       Small Company Growth Portfolio. Ms. Dater is also Co-Portfolio Manager of the Small Company Growth Portfolio (see biography above).

       Stephen J. Lurito is Co-Portfolio Manager of the Small Company Growth Portfolio and manages other Warburg Pincus Funds. Mr. Lurito has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1987. Prior to that Mr. Lurito was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and a M.B.A. from the University of Pennsylvania.

       Sammy Oh is Co-Portfolio Manager of the Small Company Growth Portfolio and serves in similar positions with other Warburg Pincus Funds. Mr. Oh has been associated with CSAM since CSAM acquired the Portfolios' predecessor adviser in July 1999 and joined the predecessor adviser in 1997. Prior to that Mr. Oh was a vice president at Bessemer Trust from 1995 to 1996 and a Vice President at Forstmann-Leff from 1993 to 1995. Mr. Oh earned his A.B. from Stanford University and his M.B.A. from Dartmouth College.

Investment Advisers and Co-Administrators

       CSAM, located at 153 East 53rd Street, New York, New York 10022, serves as investment adviser to each Portfolio. CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

       Prior to July 6, 1999, Warburg Pincus Asset Management, Inc. ("Warburg") served as investment adviser to each Portfolio. On that date, Credit Suisse acquired Warburg and combined Warburg with Credit Suisse's existing U.S.-based asset management business ("Credit Suisse Asset Management"). Consequently, the combined entity, CSAM, became the Portfolios' investment adviser. Credit Suisse Asset Management, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

       CSAM serves as investment adviser to the Portfolios, Abbott serves as sub-investment adviser to the Post-Venture Capital Portfolio, and Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC serve as co-administrators to the Trust pursuant to separate written agreements (the "Advisory Agreements," the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). These fees are calculated at an annual rate based on a percentage of a Portfolio's average daily net assets. CSAM, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of the Portfolios in accordance with each Portfolio's investment objective and stated investment policies. CSAM makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio and, with respect to the Post-Venture Capital Portfolio, supervises the activities of Abbott. CSAM also employs a support staff of management personnel to provide services to the Trust and furnishes the Trust with office space, furnishings and equipment. Abbott, in accordance with the investment objective and polices of the Post-Venture Capital Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in Private Funds on behalf of the Portfolio and assists in other administrative functions relating to investments in Private Funds.

       For the services provided by CSAM, the Trust pays CSAM a fee calculated at an annual rate equal to percentages of the relevant Portfolio's average daily net assets, as follows: Emerging Markets Portfolio -- 1.25%, Growth & Income Portfolio -- .75%, International Equity Portfolio -- 1.00%, and Small Company Growth Portfolio -- .90%. For the services provided by CSAM, the Post-Venture Capital Portfolio pays CSAM a fee calculated at an annual rate of 1.25% of the Portfolio's average daily net assets, out of which CSAM pays Abbott for sub-investment advisory services. CSAM and the Portfolios' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolios.

       As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.

       As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolios and assists in related aspects of the Portfolios' operations. As compensation, each of the Post-Venture Capital and Small Company Growth Portfolios pays PFPC a fee calculated at an annual rate of .10% of the Portfolio's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. Each of the Emerging Markets and International Equity Portfolios pays PFPC a fee calculated at an annual rate of
 .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million. The Growth & Income Portfolio pays PFPC a fee calculated at an annual rate of .15% of the Portfolio's first $500 million in average daily net assets,
 .10% of the next $1 billion in average daily net assets and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

       The advisory fees earned by CSAM's predecessor, Warburg, and the co-administration fees earned by PFPC and Counsellors Service, respectively, for the last three fiscal years are described below.

Advisory Fees earned by Warburg for the fiscal years ended December 31 (portions of fees waived, if any, are noted in parentheses next to the amount earned)*

-------------------------------------------------------------------------------------------------------------------------
                                  1996                                 1997                              1998
-------------------------------------------------------------------------------------------------------------------------
Emerging                   N/A             N/A                  N/A             N/A            $17,606         $(17,606)
  Markets
-------------------------------------------------------------------------------------------------------------------------
Growth &                   N/A             N/A               $2,055        ($2,055)            $58,759         ($52,105)
  Income
-------------------------------------------------------------------------------------------------------------------------
International       $2,217,681       ($79,157)           $3,592,157               0         $3,689,492                 0
  Equity
-------------------------------------------------------------------------------------------------------------------------
Post-Venture            $6,696        ($6,696)             $386,073       ($55,829)           $567,052                 0
  Capital **
-------------------------------------------------------------------------------------------------------------------------
Small Company       $2,100,487       ($10,689)           $4,349,002               0         $6,094,569                 0
  Growth
-------------------------------------------------------------------------------------------------------------------------

------------------
* During the fiscal period ended December 31, 1996, Warburg also reimbursed expenses of $15,007 to the Post-Venture Capital Portfolio. During the fiscal year ended December 31, 1997, Warburg also reimbursed expenses of $23,347 to the Growth & Income Portfolio. During the fiscal year ended December 31, 1998, Warburg also reimbursed expenses of $80,129 to the Emerging Markets Portfolio and $31,926 to the Growth & Income Portfolio.

** From its investment advisory fee, Warburg paid Abbott a sub-investment advisory fee for its services to the Post-Venture Capital Portfolio. No compensation was paid by the Post-Venture Capital Portfolio to Abbott for its sub-investment advisory services.

Co-Administration Fees earned by PFPC for the fiscal years ended December 31 (portions of fees waived, if any, are noted in parentheses next to the amount earned)

-----------------------------------------------------------------------------------------------------------------------
                                   1996                                1997                              1998
-----------------------------------------------------------------------------------------------------------------------
Emerging
      Markets               N/A            N/A                 N/A            N/A              $9,116         ($1,690)
-----------------------------------------------------------------------------------------------------------------------
Growth & Income             N/A            N/A                $411         ($411)             $15,824        ($11,752)
-----------------------------------------------------------------------------------------------------------------------
International
      Equity           $263,565       ($2,836)            $409,216              0            $436,977                0
-----------------------------------------------------------------------------------------------------------------------
Post-Venture
      Capital              $536         ($536)             $30,886      ($30,886)             $48,364        ($45,364)
-----------------------------------------------------------------------------------------------------------------------
Small Company
      Growth           $233,388       ($1,188)            $471,801              0            $638,099                0
-----------------------------------------------------------------------------------------------------------------------

Co-Administration Fees earned by Counsellors Service for the fiscal years ended December 31

---------------------------------------------------------------------------------------------
                                         1996                  1997                   1998
                                         ----                  ----                   ----
---------------------------------------------------------------------------------------------
Emerging Markets                            N/A                   N/A                 $1,409
---------------------------------------------------------------------------------------------
Growth & Income                             N/A                  $274                 $7,835
---------------------------------------------------------------------------------------------
International Equity                   $221,792              $359,216               $368,949
---------------------------------------------------------------------------------------------
Post-Venture Capital                       $536               $30,886                $45,364
---------------------------------------------------------------------------------------------
Small Company Growth                   $233,388              $483,223               $677,174
---------------------------------------------------------------------------------------------

Custodian and Transfer Agent

       PFPC Trust Company ("PFPC Trust") serves as custodian of each Portfolio's U.S. assets and State Street Bank and Trust Company ("State Street") serves as custodian of the each Portfolio's non-U.S. assets. Each custodian serves pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PFPC Trust and State Street each (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) makes receipts and disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Trust's custodial arrangements. PFPC Trust may delegate its duties under its Custodian Agreement with the Trust to a wholly owned direct or indirect subsidiary of PFPC Trust or PNC Bank Corp. upon notice to the Trust and upon the satisfaction of certain other conditions. State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the relevant Portfolio and PFPC Trust is authorized to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolios. PFPC Trust has entered into a sub-custodian agreement with PNC Bank, National Association ("PNC"), pursuant to which PNC provides asset safekeeping and securities clearing services. PFPC Trust and PNC are indirect, wholly owned subsidiaries of PNC Bank Corp., and their principal business address is 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

       State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Distribution and Shareholder Servicing


       Distributor. CSAMSI acts as the distributor of the Portfolios. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017-3147.

            Shareholder Servicing. The Trust has authorized certain insurance companies ("Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the relevant Portfolio's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Trust may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Trust in proper form will be priced at the relevant Portfolio's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if a Portfolio's shares are purchased directly from the Trust.

            For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to
 .35% of the average annual value of accounts with the Trust maintained by such Service Organizations. Service Organizations may also be reimbursed for marketing costs. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Organization of the Trust

       The Trust was organized on March 15, 1995 under the laws of the Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of six series have been authorized, five of which constitute the interests in the Portfolios. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

       When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

       Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

       All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       Shares of the Portfolios may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The offering price of each Portfolio's shares is equal to its per share net asset value.

       Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

       If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                     ADDITIONAL INFORMATION CONCERNING TAXES

       The discussion set out below of tax considerations generally affecting the Trust and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

       Each Portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. If it qualifies as a regulated investment company, a Portfolio will effectively pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to Shareholders. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Each Portfolio expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

       If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

       In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. While a Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

       A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against-the-box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

       Investments by a Portfolio in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

       Because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.

Investment in Passive Foreign Investment Companies

       If a Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed by the Portfolio to its shareholders, the Variable Contracts and Plans. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on the Portfolio with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

       A Portfolio may be eligible to elect Qualified Electing Fund treatment, which would require the Portfolio to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio.

       Alternatively, a Portfolio may make a mark-to-market election that will result in a Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Portfolio would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

       Income received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. The foreign taxes paid by a Portfolio will reduce its return from investments in the Portfolio.

                          DETERMINATION OF PERFORMANCE

       From time to time, a Portfolio may quote its total return in advertisements or in reports and other communications to shareholders. The average annual total return for the fiscal periods ended December 31, 1998, were as follows (performance figures calculated without the waiver of fees by a Portfolio's service provider(s), if any, are noted in italics):

----------------------------------------------------------------------------------------------------
                                              One-Year                      Since Inception (Date)
                                              --------                      ----------------------

----------------------------------------------------------------------------------------------------
Emerging Markets                       (17.30%)       (20.40%)               (17.30%)      (20.40%)
                                                                           (12/31/97)

----------------------------------------------------------------------------------------------------
Growth & Income                          12.13%         10.94%                 13.94%        12.27%
                                                                           (10/31/97)

----------------------------------------------------------------------------------------------------
International Equity                    (5.35%)        (5.35%)                  5.71%         5.65%
                                                                            (6/30/95)

----------------------------------------------------------------------------------------------------
Post-Venture Capital                      6.87%          6.60%                  7.70%         7.50%
                                                                            (9/30/96)

----------------------------------------------------------------------------------------------------
Small Company Growth                    (2.85%)        (2.85%)                 14.35%        14.35%
                                                                            (6/30/95)

----------------------------------------------------------------------------------------------------


       These total return figures show the average percentage change in value of an investment in a Portfolio from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).

       Total return is calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

       When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

       A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

       A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan, which would reduce the returns described in this section.

       A Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Post-Venture Capital Portfolio, with the Nasdaq Industrials Index and appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio, which are unmanaged indexes of common stocks; in the case of the Small Company Growth Portfolio, with appropriate indexes prepared by Frank Russell company relating to securities represented in the Portfolio; in the case of the Growth & Income Portfolio, with the S&P 500 Index, which is an unmanaged index; in the case of the Emerging Markets Portfolio, with the Morgan Stanley Capital International Emerging Markets Free Index; and in the case of the International Equity Portfolio, the Morgan Stanley Capital International All Country World Except U.S. Index and the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index, which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

       In reports or other communications to investors or in advertising, each Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Post-Venture Capital Portfolio may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

       CSAM believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research has indicated that volatility can be significantly decreased when international equities are added.

       To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International (EAFE) Europe, Australasia, Far East Index (the "EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") in 14 of the last 26 years. The following table compares annual total returns of the EAFE Index and the S&P 500 Index for the calendar years shown.

                      EAFE INDEX VS. S&P 500 INDEX
                              1972-1998
                         ANNUAL TOTAL RETURN+
YEAR                        EAFE(R) INDEX                S&P 500 INDEX
----                        -------------                -------------
1972*                           33.28                         15.63
1973*                          -16.82                        -17.37
1974*                          -25.60                        -29.72
1975                            31.21                         31.55
1976                             -.36                         19.15
1977*                           14.61                        -11.50
1978*                           28.91                          1.06
1979                             1.82                         12.31
1980                            19.01                         25.77
1981*                           -4.85                         -9.73
1982                            -4.63                         14.76
1983*                           20.91                         17.27
1984*                            5.02                          1.40

                      EAFE INDEX VS. S&P 500 INDEX
                              1972-1998
                         ANNUAL TOTAL RETURN+
YEAR                        EAFE(R) INDEX                S&P 500 INDEX
----                        -------------                -------------
1985*                           52.97                         26.33
1986*                           66.80                         14.62
1987*                           23.18                          2.03
1988*                           26.66                         12.40
1989                             9.22                         27.25
1990                           -24.71                         -6.56
1991                            10.19                         26.31
1992                           -13.89                          4.46
1993*                           30.49                          7.06
1994*                            6.24                         -1.54
1995                             9.42                         34.11
1996                             4.40                         20.26
1997                             0.24                         31.01
1998                            19.99                         28.57

-----------------
+    Without reinvestment of dividends.

* The EAFE Index has outperformed the S&P 500 Index 14 out of the last 26 years.

Source:  Morgan Stanley Capital International; Bloomberg Financial Markets


       The quoted performance information shown above is not intended to indicate the future performance of the International Equity Portfolio. Advertising or supplemental sales literature relating to the Portfolio may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Portfolio differs from the EAFE(R) Index in composition.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

       PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. The financial statements for the Trust that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

       Willkie Farr & Gallagher serves as counsel for the Trust and provides legal services from time to time for CSAM, Counsellors Service and CSAMSI.

                              FINANCIAL STATEMENTS

       The Trust's audited Annual Report dated December 31, 1998, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Portfolios included therein. The Trust will furnish without charge a copy of its Annual Report upon request by calling the Trust at 1-800-222-8977.

                                  MISCELLANEOUS

       The Portfolios and the Trust are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Portfolios particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Portfolios' net asset value, nor is Warburg, Pincus & Co. a distributor of the Portfolios. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Portfolios.

       As of March 30, 1999, the following persons owned of record 5% or more of each Portfolio's outstanding shares:

                           EMERGING MARKETS PORTFOLIO

       The Travelers Separate Account                                31.78%
       TM2 for Variable Annuities
       of The Travelers Insurance Co.
       1 Tower Square
       Hartford, CT  06183-0002

       Warburg, Pincus Asset Management                              24.59%
       Attn:  Stephen Distler
       466 Lexington Avenue  10th Fl.
       New York, NY  10017-3140

       The Travelers Separate Account                                22.44%
       ABD2 for Variable Annuities
       of The Travelers Insurance Co.
       1 Tower Square
       Hartford, CT  06183-0002

       Sun Life of Canada (US)                                        7.94%
       c/o Retirement Products &
       Services Accounting Control
       P.O. Box 9134
       Boston, MA  02117-9134

       The Travelers Separate Account                                 7.62%
       ABD for Variable Annuities
       of The Travelers Insurance Co.
       1 Tower Square
       Hartford, CT  06183-0002

                            GROWTH & INCOME PORTFOLIO

       Nationwide Life Insurance Company                             92.75%
       NWVA-9
       c/o IPO Portfolio Accounting
       P.O. Box 182029
       Columbus, OH  43218-2029

                         INTERNATIONAL EQUITY PORTFOLIO

       Nationwide Life Insurance Company                             57.07%
       Nationwide Variable Account II
       c/o IPO Portfolio Accounting
       P.O. Box 182029
       Columbus, OH  43218-2029

       Golden American Life                                          20.17%
       Separate Account B
       1001 Jefferson Street Suite 400
       Wilmington, DE  19801-1493

       Equitable Life Insurance Co of Iowa                           11.15%
       Separate Account A
       Danielle Knopf
       909 Locust Street
       Des Moines, IA 50309-2803

                         POST-VENTURE CAPITAL PORTFOLIO

       Nationwide Life Insurance Company                             35.04%
       Nationwide Variable Account II
       c/o IPO Portfolio Accounting
       P.O. Box 182029
       Columbus, OH  43218-2029

       Pruco Life Flexible Premium                                   34.81%
       Variable Annuity Account
       213 Washington Street  7th Floor
       Newark, NJ  07102-2917

       Nationwide Life Insurance Company                             11.44%
       NWVA-9
       c/o IPO Portfolio Accounting
       P.O. Box 182029
       Columbus, OH  43218-2029

       Fidelity Investments                                           9.75%
       Life Insurance Company
       82 Devonshire St  #R25B
       Boston, MA  02109-3605

                         SMALL COMPANY GROWTH PORTFOLIO

       IDS Life Insurance Company                                    48.73%
       c/o American Express Financial
       Attn: Flex Variable Annuity T11-125
       IDS Tower 10
       Minneapolis, MN 55440

       Nationwide Life Insurance Company                             40.05%
       Nationwide Variable Account II
       c/o IPO Portfolio Accounting
       P.O. Box 182029
       Columbus, OH  43218-2029

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

       Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

       The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

       The following summarizes the ratings used by S&P for corporate bonds:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

       To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

       The following summarizes the ratings used by Moody's for corporate bonds:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "Baa". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.


                                      A-2